Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), David DeWalt, Chief Executive Officer of Documentum, Inc. (the “Company”), and Mark Garrett, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1.	The Company’s Annual Report on Form 10-K for the period ended December 31, 2002, to which this Certification is attached as Exhibit 99.1 (the “Annual Report”) fully complies with the requirements of this section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned have set their hands hereto as of the 31st day of March, 2003.

/s/ David DeWalt	/s/ Mark Garrett

David DeWalt Chief Executive Officer	Mark Garrett Chief Financial Officer

*A signed original of this written statement required by Section 906 has been provided to Documentum, Inc. and will be retained by Documentum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.